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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-1
P & S Agreement Date:                May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates: 441919AE7
Series Number of Class A-2 Certificates: 441919AF4
Original Sale Balance:             $474,825,000


Servicer Certificate (Page 1 of 3)
Distribution Date:                                    01/20/2000

Investor Certificateholder Floating Allocation            88.82%
Percentage
Investor Certificateholder Fixed Allocation               97.90%
Percentage

Aggregate Amount of  Collections                    3,537,684.78
Aggregate Amount of  Interest Collections             849,608.13
Aggregate Amount of  Principal Collections          2,688,076.65

Class A Interest Collections                          754,622.43
Class A Principal Collections                       2,549,661.30
Seller Interest Collections                            94,985.70
Seller Principal Collections                          138,415.35

Weighted Average Loan Rate                                13.84%
Net Loan Rate                                             12.84%

             Weighted Average Maximum Loan Rate           19.64%

Class A-1 Certificate Rate                                 6.68%
Maximum Investor Certificate Rate                         12.84%
Class A-1 Certificate Interest Distributed            377,058.16
Class A-1 Investor Certificate Interest                     0.00
Shortfall before Policy Draw
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                  0.00

Class A-2 Certificate Rate                                 6.68%
Maximum Investor Certificate Rate                         12.84%
Class A-2 Certificate Interest Distributed             16,576.73
Class A-2 Investor Certificate Interest                     0.00
Shortfall before Policy Draw
Unpaid Class A-2 Certificate Interest Shortfall             0.00
Received
Unpaid Class A-2 Certificate Interest Shortfall             0.00
Remaining
Unpaid Class A-2 Carryover Interest Amount                  0.00

Maximum Principal Dist. Amount (MPDA)               2,631,748.00
Alternative Principal Dist. Amount (APDA)           2,549,661.30
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)     2,549,661.30

Principal  allocable to Class A-1                   2,442,267.02
Principal allocable to Class A-2                      107,394.28
SPDA deposited to Funding Account                           0.00

Accelerated Principal Distribution Amount                   0.00

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APDA allocable to Class A-1                                 0.00
APDA allocable to Class A-2                                 0.00

Reimbursement to Credit Enhancer                            0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss          72,966.86
Amount
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss           3,208.59
Amount
Cumulative Investor Liquidation Loss Amount            76,175.45

Total Principal allocable to A-1                    2,515,233.88
Total Principal allocable to A-2                      110,602.87

Beginning Class A-1 Certificate Principal          65,537,735.16
Balance
Beginning Class A-2 Certificate Principal           2,881,795.21
Balance
Ending Class A-1 Certificate Principal Balance 63,022,501.28 Ending Class A-2 Certificate Principal Balance 2,771,192.34

Class A-1 Factor                                       0.1385643
Class A-2 Factor                                       0.1385596
Pool Factor (PF)                                       0.1591764

Servicer Certificate (Page 2 of  3)

Distribution Date:                                    01/20/2000

Retransfer Deposit Amount                                   0.00
Servicing Fees Distributed                             59,035.10
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00

Aggregate Investor Liquidation Loss Amount             76,175.45
Investor Loss Reduction Amount                              0.00

Beginning Pool Balance                             79,759,143.91
Ending Pool Balance                                77,123,717.41
Beginning Invested Amount                          70,842,117.37
Ending Invested Amount                             68,216,280.62
Beginning Seller Principal Balance                  8,917,026.54
Ending Seller Principal Balance                     8,907,436.79
Additional Balances                                   138,415.35

Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any               0.00%
purchase of Subsequent Loans)
Principal Balance of Subsequent Loans                       0.00

Beginning Reserve Account Balance                   1,211,294.00
Ending Reserve Account Balance                      1,211,294.00

Beginning Seller Interest                               10.1211%
Ending Seller's Interest                                11.5495%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                         205
     Trust Balance                                  5,884,740.56
   60 - 89 days (Del Stat 2)
     No. of Accounts                                          40
     Trust Balance                                    957,779.57
   90+ days (Del Stat 3+)
     No. of Accounts                                         126
     Trust Balance                                  3,511,656.23
   270+ days (Del Stat 9+)
     No. of Accounts                                         117
     Trust Balance                                  3,777,819.73
   REO
     No. of Accounts                                          18
     Trust Balance                                    534,698.80

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Rapid Amortization Event ?                                    No
   Failure to make payment within 5 Business                  No
Days of Required Date ?
   Failure to perform covenant relating to                    No
Trust's Security Interest ?
   Failure to perform other covenants as                      No
described in the Agreement ?
   Breach of Representation or Warranty ?                     No
   Bankruptcy, Insolvency or Receivership                     No
relating to Seller ?
   Subject to Investment Company Act of 1940                  No
Regulation ?
   Servicing Termination ?                                    No


Servicer Certificate (Page 3 of  3)

Distribution Date:                                    01/20/2000

Event of Default ?                                            No
   Failure by Servicer to make payment within 5               No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                    No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other                       No
covenants as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                     No
relating to Master Servicer ?
   Trigger Event ?                                            No

Policy Fee Distributed to Credit Enhancer (Paid              N/A
directly from HFC)
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                          233,401.05
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00

Application of Available Funds
     Aggregate Amount of Collections                3,537,684.78
    Deposit for principal not used to purchase subsequent loans


     Servicing Fee                                     59,035.10
     Prinicpal and Interest to Class A-1            2,892,292.04
     Prinicpal and Interest to Class A-2              127,179.60
     Seller's portion of Principal and Interest       233,401.05
     Funds deposited into Funding Account (Net)             0.00
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                  225,776.99
     Total                                          3,537,684.78



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and
Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer

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Statement to Certificateholders (Page 1 of 2)
Distribution Date:                                    01/20/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation           88.8201%
Percentage
Class A Certificateholder Fixed Allocation              97.9045%
Percentage

Beginning Class A-1 Certificate Balance            65,537,735.16
Beginning Class A-2 Certificate Balance             2,881,795.21

Class A-1 Certificate Rate                              6.68125%
Class A-2 Certificate Rate                              6.68000%
Class A-1 Certificate Interest Distributed              0.829018
Class A-2 Certificate Interest Distributed              0.828837
Class A-1 Certificate Interest Shortfall                0.000000
Distributed
Class A-2 Certificate Interest Shortfall                0.000000
Distributed
Remaining Unpaid Class A-1 Certificate Interest         0.000000
Shortfall
Remaining Unpaid Class A-2 Certificate Interest         0.000000
Shortfall

Rapid Amortization Event ?                                    No
Class A-1 Certificate Principal Distributed             5.530114
Class A-2 Certificate Principal Distributed             5.530144
   Maximum Principal Distribution Amount                5.542564
   Scheduled Principal  Distribution Amount             5.369686
(SPDA)
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss Amount           0.160428
Distributed

Total Amount Distributed to Certificateholders          6.359125

Principal Collections deposited into Funding                0.00
Account
Ending Funding Account Balance                              0.00

Ending Class A-1 Certificate Balance               63,022,501.28
Ending Class A-2 Certificate Balance                2,771,192.34

Class A-1 Factor                                       0.1385643
Class A-2 Factor                                       0.1385596
Pool Factor (PF)                                       0.1591764

Unreimbursed Liquidation Loss Amount                        0.00
Accrued Interest on Unreimbursed Liquidation                0.00
Loss Amount
Accrued & Unpaid Interest on Unreimbursed                   0.00
Liquidation Loss Amount

Class A Servicing Fee                                  59,035.10

Beginning Invested Amount                          70,842,117.37
Ending Invested Amount                             68,216,280.62
Beginning Pool Balance                             79,759,143.91
Ending Pool Balance                                77,123,717.41

Credit Enhancement Draw Amount                              0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                    01/20/2000

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                         205
     Trust Balance                                  5,884,740.56

   60 - 89 days (Del Stat 2)
     No. of Accounts                                          40
     Trust Balance                                    957,779.57

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   90+ days (Del Stat 3+)
     No. of Accounts                                         126
     Trust Balance                                  3,511,656.23

   REO
     No. of Accounts                                          18
     Trust Balance                                    534,698.80

Aggregate Liquidation Loss Amount for                  78,716.34
Liquidated Loans

Class A-1 Certificate Rate for Next                To be updated
Distribution Date
Class A-2 Certificate Rate for Next                To be updated
Distribution Date

Amount of any Draws on the Policy                           0.00

Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00




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